Exhibit 32(a)
CERTIFICATION OF PERIODIC REPORT
18 U.S.C. SECTION 1350 CERTIFICATIONS OF CEO
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,
As Codified at 18 U.S.C. Section 1350
I, the undersigned D. Bryan Jordan, Chairman of the Board, President & Chief Executive Officer of First Horizon Corporation (the “Corporation”), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, as follows:
1.The Corporation’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934.
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Date: May 7, 2025

/s/ D. Bryan Jordan
D. Bryan Jordan
Chairman of the Board, President & Chief Executive Officer